UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 16, 2013

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. held on May 16, 2013, the shareholders:

•	Elected the 10 directors nominated by the Board of Directors;

•	Ratified the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2013;

•	Approved, on an advisory basis, executive compensation;

•	Did not approve the amendment to the Restated Certificate of Incorporation to eliminate supermajority voting provisions;

•	Approved the OGE Energy Corp. 2013 Stock Incentive Plan;

•	Approved the OGE Energy Corp. 2013 Annual Incentive Compensation Plan;

•	Approved the amendment to the Restated Certificate of Incorporation to increase the number of authorized common stock from 225,000,000 to 450,000,000; and

•	Did not approve the shareholder proposal regarding reincorporation in Delaware.

The proposal to amend the Company's Restated Certificate of Incorporation to eliminate supermajority voting provisions required the approval of not less than 80 percent of the outstanding shares of the Company's common stock. The proposal was not approved because it did not receive approval from 80 percent of our outstanding shares.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For		Votes Withheld	Broker Non-Votes
Election of Directors

Terms Expiring in 2014
James H. Brandi	66,200,342		905,893	16,284,474
Wayne H. Brunetti	66,335,662		770,573	16,284,474
Luke R. Corbett	66,168,337		937,898	16,284,474
Peter B. Delaney	66,158,181		948,054	16,284,474
John D. Groendyke	66,305,165		801,070	16,284,474
Kirk Humphreys	66,115,521		990,714	16,284,474
Robert Kelley	66,373,823		732,412	16,284,474
Robert O. Lorenz	66,400,455		705,780	16,284,474
Judy R. McReynolds	66,310,091		796,144	16,284,474
Leroy C. Richie	65,877,715		1,228,520	16,284,474

Proposal No. 2:	Votes For		Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as our principal independent accountants for 2013	82,359,774		696,067	334,868

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on executive compensation	61,255,570	4,285,952	1,564,713	16,284,474

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Restated Certificate of Incorporation to eliminate supermajority voting provisions	64,727,767	1,843,946	534,522	16,284,474

Proposal No. 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the OGE Energy Corp. 2013 Stock Incentive Plan	63,224,182	3,115,537	766,516	16,284,474

Proposal No. 6:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the OGE Energy Corp. 2013 Annual Incentive Compensation Plan	63,681,373	2,527,672	897,190	16,284,474

Proposal No. 7:	Votes For		Votes Against	Abstentions
Amendment to the Restated Certificate of Incorporation to increase the number of authorized common stock from 225,000,000 to 450,000,000	79,415,882		3,151,473	823,354

Proposal No. 8:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding reincorporation in Delaware	2,563,794	63,647,095	895,346	16,284,474

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

May 22, 2013